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                                                                      EXHIBIT 10



                     FIRST AMENDMENT OF SEVERANCE AGREEMENT
                             FIRST AMENDMENT TO THE
                               SEVERANCE AGREEMENT

         WHEREAS, the Executive and the Company have entered into a severance agreement, dated ________, _____ , by and between BESTFOODS (formerly CPC INTERNATIONAL INC.), a Delaware corporation (the "Company"), and
_____________(the "Executive") (referred to hereinafter as the "Agreement"); and

         WHEREAS, the Executive is a key employee of the Company or a Subsidiary of the Company as defined in the Agreement; and

         WHEREAS, the Board of Directors of the Company (the "Board") continues to consider the maintenance of a sound management to be essential to protecting and enhancing the best interests of the Company and its stockholders and recognizes that the possibility of a change in control raises uncertainty and questions among key employees and may result in the departure or distraction of such key employees to the detriment of the Company and its stockholders; and

         WHEREAS, the Board wishes to assure that it will have the continued dedication of the Executive and the availability of the Executive's advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company or a Subsidiary; and

         WHEREAS, the Executive is willing to continue to serve the Company and its Subsidiaries taking into account the provisions of the Agreement; and

         WHEREAS, pursuant to Section 7(i) of the Agreement, the Agreement may be amended by an instrument in writing signed by the Company and the Executive; and

         WHEREAS, the Board wishes to amend the Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and the respective covenants and agreements of the parties contained within the Agreement and herein, the parties agree to amend the Agreement (which may be effected in signed counterparts each of which will be deemed an original, but all of which together will constitute one and the same instrument) as of the date first indicated below and in the manner provided below:

1.       Section 1
Section 1 is deleted in its entirety, and replaced with the following:

         1. Change in Control and Anticipatory Change in Control. Benefits shall be provided under Section 3 hereof only if (1) a Change in Control occurs and (2) the Executive's employment by the Company and its Subsidiaries shall have terminated in accordance with Section 2 below within the "Protection Period" as defined below, provided, however, that benefits under Section 3(iii) of this Agreement shall commence at the time of an Executive's termination of employment if such termination occurs after an "Anticipatory Change in Control", but shall be discontinued if a determination is made (pursuant to Section 1(iii) of this Agreement) that such Anticipatory Change in Control has ended. If any Protection Period terminates without the Executive's employment having terminated, any subsequent "Change in Control" or "Anticipatory Change in Control" shall give rise to a new Protection Period. No benefits shall be paid under Section 3 of this Agreement if the Executive's employment terminates outside of a Protection Period.

                           (i) For purposes of this Agreement, the term
                  "Anticipatory Change in Control" shall mean the occurrence of any of the following events:


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                                    (A) the execution of an agreement or written
                  document which, if the subject thereof were consummated, would result in a Change in Control; or

                                    (B) a public announcement by any person(s),
                  including the Company, of an intent to take action(s), which, if consummated, would result in a Change in Control; or

                                    (C) the date of the delivery of a signed,
                  written statement to the Compensation and Nominating Committee of the Board or any successor thereto (the "Committee") by the Executive Vice President, Strategic Business Development & Finance or General Counsel of the Company that a Change in Control is reasonably expected to take place within the next 12 months, provided that the Committee approves of the statement of the Executive Vice President, Strategic Business Development & Finance or General Counsel within thirty (30) days of receipt thereof.

                           (ii) For purposes of this Agreement, the term "Change
                  in Control" shall mean:

                                    (A) any person (within the meaning of
                  Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) ("Person") (but excluding the Company, a Subsidiary, or a trustee or other fiduciary holding securities under an employee benefit plan or employee stock plan of the Company or a Subsidiary) becomes, directly or indirectly, the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of l934, as amended) of 15% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors ("Voting Securities") of the Company, provided, however, that there shall be excluded, for this purpose, any acquisition of Voting Securities either from the Company or pursuant to a Stock Combination (as defined hereinafter); or

                                    (B) any Person commences a tender offer or
                  exchange offer which, if successful, would result in such Person becoming the "beneficial owner" of at least 15% of the outstanding Voting Securities of the Company; provided, however, that the Board shall have the right to delay the date on which a Change in Control shall be deemed to occur pursuant to this clause (B), but in no event beyond the earlier of (a) the date of the public announcement that the Board has determined to recommend, or remain neutral toward, such offer, or (b) the earliest date on which there is a purchase of any Voting Securities of the Company pursuant to such offer; or

                                    (C) during any period of two consecutive
                  years individuals who at the beginning of such period constitute the Board (including for this purpose any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (such individuals and such new directors being "Continuing Directors")) cease for any reason to constitute a majority of the Board; or

                                    (D) the stockholders of the Company approve
                  a merger, consolidation, reorganization or sale of substantially all of the assets of the Company ("Combination") with any other corporation or legal person, other than a Combination which (a) is approved by a majority of the directors of the Company who are Continuing Directors at the time of such approval, and (b) would result in the Common Stock of the Company outstanding immediately prior thereto remaining outstanding or being converted into voting common stock, or its equivalent, of either

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                  the surviving entity or the Person owning directly or
                  indirectly all the common stock, or its equivalent, of the surviving entity which voting common stock, or its equivalent, is listed on a registered United States national securities exchange or is approved for quotation and trading on the National Association of Securities Dealers Automated Quotation National Market System ("Stock Combination"); or

                                    (E) the stockholders of the Company approve
                  a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

                           (iii) For purposes of this Agreement, the term
                  "Protection Period" shall mean the period beginning on the date of the Anticipatory Change in Control and ending on the earlier of the (a) second anniversary of the date of the Change in Control, or (b) a written determination by the Executive Vice President, Strategic Business Development & Finance or the General Counsel of the Company, approved by either the Board of Directors of the Company, the outside directors of the Board, or the Committee, that an Anticipatory Change in Control has ended without concluding in a Change in Control.

                           (iv) For purposes of this Agreement, the term
                  "Subsidiary" shall mean any corporation in which the Company possesses directly or indirectly fifty percent (50%) or more of the total combined voting power of all classes of stock.

2.       Section 2

The first paragraph of Section 2 is deleted in its entirety and replaced with the following:

         Termination Within a Protection Period. Following a Change in Control, the Executive shall be entitled to the benefits provided in Sections 3(i)-(ii) and (iv)-(vi) hereof upon any terminatio of his or her employment with the Company and its Subsidiaries within a Protection Period, except a termination of employment (a) because of his or her death, (b) because of a "Disability", (c) because of "Normal Retirement", (d) by the Company for "Cause", or (e) by the Executive other than for "Good Reason." Following an Anticipatory Change in Control or a Change in Control, the Executive shall be entitled to the benefits provided in Sections 3(iii) hereof upon any termination of his or her employment with the Company and its Subsidiaries within a Protection Period, except a termination of employment (a) because of his or her death, (b) because of a "Disability", (c) because of "Normal Retirement", (d) by the Company for "Cause", or (e) by the Executive other than for "Good Reason."

3.       Section 2(ii)

The phrase "Bestfoods Non-Contributory Pension Plan for Salaried Employees, or a similar pension plan of a Subisidiary, or a successor plan to such Retirement Plan" is deleted from paragraph (ii) of Section 2 and is replaced with the phrase "Bestfoods Cash Balance Pension Plan for Salaried Employees or any successor plan (the "Retirement Plan")," and thereafter the phrase "Non-Contributory Pension Plan" shall be replaced with the phrase "Retirement Plan."

4.       Section 2(iii)

The phrase "Compensation and Nominating Committee of the Board or any successor thereto (the "Committee")" is deleted from paragraph (iii) of Section 2 and is replaced with the word "Committee."

5.       Section 3

The phrase "Subject to the provisions of Section 2," is inserted prior to the first sentence of Section 3.

6.       Section 3(iii)

Paragraph (iii) of Section 3 is deleted in its entirety and replaced with the following:

         (iii) During the period of 36 months beginning on the date of the Executive's termination of employment (the "Benefit Period"), the Executive shall be deemed to remain an employee of the Company or the applicable Subsidiary for purposes of the applicable medical and insurance plans of the

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         Company and its Subsidiaries (but excluding any disability, business travel, or spending account plans), and shall be entitled to receive the benefits available to employees thereunder, provided that continued participation is possible under applicable law and the terms of such plan or program, and provided, further, that if the Executive would qualify for retiree benefits during the Benefit Period under the applicable medical or insurance plan without regard to this Agreement, the Executive shall instead be entitled to receive the benefits available to retirees in accordance with the terms of such plan. In the event that the Executive's participation in any such benefit plan or program is barred, the Company shall arrange to provide the Executive with substantially similar benefits.

7.       Section 3(iv)

The first paragraph of paragraph (iv) of Section 3 is deleted in its entirety and replaced with the following:

         (iv) As of the date of the later of the Executive's termination of employment or the Change in Control, the Company shall supplement the benefits payable under the Retirement Plan and the Bestfoods Excess Benefit Plan or any successor plan (the "Excess Plan") (all determined without regard to this Section 3) by providing to the Executive the additional benefits that the Executive would have been entitled to receive if he or she had remained in the employment of the Company during the Benefit Period earning compensation at the rate in effect on the date his or her employment terminates. The supplemental benefits pursuant to this subsection (iv) in respect of the Retirement Plan and the Excess Plan shall be treated as additional benefits under the Excess Plan, shall be payable in the same form and commencing at the same time as benefits payable under the Excess Plan, and shall be subject to the provisions of the Excess Plan. The Executive's beneficiary with respect to such benefits shall be the same person or persons as determined under the Excess Plan.

8.       Section 3(vi)

Section 3 is amended to include this new section (vi), which reads as follows:

         (vi) In the event of a Change in Control, with respect to terminations prior to such Change in Control but on or after an Anticipatory Change in Control which relates to such Change in Control, notwithstanding anything in the Bestfoods 1993 Stock and Performance Plan (the "Stock and Performance Plan") or an award thereunder to the Executive to the contrary, (A) the Executive's rights under his options shall not terminate and such options shall become vested under Section 2.3(b) of the Stock and Performance Plan as if the Executive were employed as of the date of such Change in Control, and for purposes of Sections 2.3(d) of the Stock and Performance Plan, such options shall be exercisable following the date of termination of employment, but in no event after their respective expiration dates, (B) any restrictions shall lapse as under Section 3.2(e) of the Stock and Performance Plan as if the Executive were employed as of the date of such Change in Control, and
         (C) the Executive will receive the amounts he would have received under
         Section 4.6 of the Stock and Performance Plan as if he were employed as of the date of such Change in Control.

9. Section 8

The title "Vice President" is amended to read "Senior Vice President."

10. Section 9

Section 9 is deleted in its entirety and amended to read as follows:

                            9. Miscellaneous; Pooling Transactions. (a) No provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the Executive and the Company's Chief Executive Officer or such other officer as may be designated by the Board. No waiver by either party of any breach by the other party of, or compliance with, any provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions at the same or any prior or subsequent time. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey, without regard to its principles of conflict of laws, and by applicable laws of the United States.


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         (b) Notwithstanding anything contained in the Agreement to the contrary, in the event of a Change in Control that is also intended to constitute a transaction to be accounted for as a "pooling of interests" under generally accepted accounting principles, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the transaction will qualify as such, including but not limited to (a) deferring any payment or benefits provided for in connection with an Anticipatory Change in Control, (b) providing that any such payment provided for in connection with an Anticipatory Change in Control be made in the form of cash, common stock or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (c) providing that any such payments or benefits provided for in connection with an Anticipatory Change in Control not be paid with respect to the Change in Control.

11.      Company Name

Reference to the Company as "CPC International Inc." is deleted and replaced with the name "Bestfoods."

12.      Effective Date

This First Amendment to the Severance Agreement shall be effective as of May 16, 2000.

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Severance Agreement on the day and year indicated below.

                                  BESTFOODS

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------
                                  Date:
                                       ----------------------------------------

                                  EXECUTIVE

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                  Date:
                                       ----------------------------------------

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